 Exhibit 10.3

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS WARRANT NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE REGISTERED HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

Warrant No.: 2016-_____  Number of Shares: ________
Date of Issuance: __________, 2016  (subject to adjustment)
______________________________________________________________________________________

ROOT9B TECHNOLOGIES, INC.
A Delaware Corporation
______________________________________________________________________________________

Warrant

root9B Technologies, Inc., a Delaware corporation (the “Company”), for value received, hereby certifies that _____________ (the “Initial Holder”), or its registered assigns (the Initial Holder or such registered assigns shall be referred to as the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time on or after the Exercise Date (as hereinafter defined) and on or before the Expiration Date (as hereinafter defined), in whole or in part, ________ shares (as adjusted from time to time pursuant to the provisions of this Warrant) of the Company’s common stock, $0.001 par value per share (“Common Stock”), at an Exercise Price equal to $0.80 per share (the “Exercise Price”). The shares purchasable upon exercise of this Warrant are sometimes hereinafter referred to as the “Warrant Stock”. “Exercise Date” means any date on or after February ___, 2017 (the “Initial Exercise Date”) and prior to the Expiration Date on which the Registered Holder elects by written notice to the Company to exercise this Warrant. This Warrant is one of a series of Warrants issued pursuant to that certain Securities Purchase Agreement, dated as of ________, 2016 (the “Purchase Agreement”), by and among the Company and the investors (the “Holders”) referred to therein, as amended from time to time. Capitalized terms used but not defined herein shall have the meaning set forth in the Purchase Agreement.
1. Exercise.
(a) Manner of Exercise. This Warrant may be exercised by the Registered Holder, in whole or in part with the purchase/exercise form appended hereto as Exhibit A (the “Notice of Exercise”) duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate in writing, accompanied by payment in full of the Exercise Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Exercise Price may be paid by cash, check, or wire transfer in immediately available funds.
(b) Effective Time of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business as of the date the Warrant has been exercised pursuant to a Notice of Exercise, with payment to the Company of the Exercise Price and all transfer taxes required to be paid by the Holder, if any, prior to the issuance of such shares, having been paid. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

(c) Delivery to Holder. As soon as practicable after the exercise of this Warrant, in whole or in part, and in any event within ten (10) calendar days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, certificates for Warrant Stock purchased hereunder which shall be transmitted by the Company’s transfer agent to the Registered Holder by (i) crediting the account of the Registered Holder’s broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the resale of the Warrant Stock by the Registered Holder or (B) the Warrant Stock is eligible for resale without volume or manner-of-sale limitations pursuant to Rule 144 of the Act, as amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule (“Rule 144”), or (ii) if the conditions specified in (i)(A) or (i)(B) are not satisfied, by physical delivery to the address specified by the Registered Holder in the Notice of Exercise.
(d) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of the Registered Holder, at the time of delivery of the certificate or certificates representing the Warrant Stock, deliver to the Registered Holder a new Warrant evidencing the rights of Registered Holder to purchase the unpurchased Warrant Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant. The Registered Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder.
(e) Limitations on Exercise. This Warrant shall not be exercisable by the Registered Holder to the extent (but only to the extent) that, following exercise, the Registered Holder or any of its Affiliates would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the Outstanding Shares of Common Stock. No prior limitation on the number of shares of Common Stock subject to this Warrant or the inability to exercise this Warrant pursuant to this Section 1(e) shall have any effect on the applicability of the provisions of this Section 1(e) with respect to any subsequent determinations of the number of shares subject to a Warrant or the exercisability hereof. For the purpose of this Section 1(e), beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Exchange Act. For clarification, the foregoing calculation of beneficial ownership shall take into account all securities which give rise to beneficial ownership by the Registered Holder or its Affiliates of such Common Stock under such rules and regulations and not solely this Warrant. The provisions of this Section 1(e) shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 1(e) in order to correct this Section 1(e) or any portion hereof which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this Section 1(e) shall apply to a successor holder of this Warrant. “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to the Registered Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager Registered Holder will be deemed to be an Affiliate of Registered Holder. “Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or other entity of any kind and includes any successor (by merger or otherwise) of such entity. “Outstanding Shares of Common Stock” means, as of any particular measurement time, the sum of (i) the total number of outstanding shares of Common Stock of the Company as of such time, and (ii) the total number of shares of Common Stock which Registered Holder has the right to acquire beneficial ownership of within sixty days of such measurement time (to the extent not included in (i)), including but not limited to any right to acquire shares of Common Stock through the exercise of any option, warrant or right (including this Warrant) or through the conversion of another security. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.
2. Adjustments.
(a) Stock Splits and Dividends. If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, then the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, then the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

(b) Reclassification, Etc. As a condition of the consummation of any Fundamental Transaction occurring at any time while any portion of this Warrant remains outstanding, the Company shall cause any Successor Entity in such Fundamental Transaction to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 2(b) pursuant to written agreements in form and substance reasonably satisfactory to the Holder, including agreements to deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, which is, at the time of consummation of the Fundamental Transaction, exercisable into a corresponding number of shares of capital stock of the Successor Entity equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price equal to the Exercise Price (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the consummation of each Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Notwithstanding anything to the contrary, the Company or any Successor Entity shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction, (a) purchase all or any portion of this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of such Warrant on the date of such Fundamental Transaction or (b) deliver, in exchange for surrender of this Warrant, the same amount and kind of securities, cash or property as such Holder would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundament Transaction, the holder of the number of shares of Warrant Stock then issuable upon exercise in full of the Warrant (without regard to any limitations on the exercise of this Warrant).
"Fundamental Transaction" means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person or Persons, if the holders of the Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such consolidation or merger) immediately prior to such consolidation or merger shall hold or have the right to direct the voting of less than 50% of the Voting Stock or such voting securities of such other surviving Person immediately following such transaction, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company (other than the sale of IPSA International, Inc., the Company’s wholly-owned subsidiary (“IPSA”), or any assets related to IPSA) to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer) (other than the acquisition of the Voting Stock of IPSA), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination) (other than a sale of the Voting Stock of IPSA), (v) reorganize, recapitalize or reclassify its Common Stock (other than pursuant to the Amendment, if approved) or (vi) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

“Successor Entity” means the Person formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been entered into.
"Voting Stock" of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).
(c) Adjustment Certificate. When any adjustment is required to be made in the Warrant Stock or the Exercise Price pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Exercise Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.
3. Transfers.
(a) Unregistered Security. Each Registered Holder acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the “Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration or qualification is not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.
(b) Transferability. Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company. The Company shall, upon receipt of a transfer notice and appropriate documentation, register any transfer on the Company’s warrant register; provided, however, that the Company may require, as a condition to such transfer, an opinion reasonably satisfactory to the Company that said transfer does not require registration pursuant to one or more exemptions provided under the Act.
(c) Warrant Register. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.
4. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. Notwithstanding any other provision of this Agreement to the contrary (including by way of implication), the Company (a) will not increase the par value of any shares of Common Stock receivable on the exercise of any Warrant above the amount payable therefor on such exercise and (b) will take all such action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of any Warrant. The Company covenants and agrees that it shall not, without the prior written consent of the Registered Holder, enter into or agree to become subject to any term, condition, provision or agreement that would restrict in any material way the performance of the Company’s obligations under this Agreement. The Company represents to each Holder that the Company is not subject to or bound by any such term, condition, provision or agreement as of the date hereof. The Company further covenants and agrees that it shall not, without the prior written consent of the Registered Holder, which shall not be unreasonably withheld, conditioned or delayed, take any action or agree to take any action that would cause or result in or could reasonably be expected to cause or result in any Qualified Purchaser (as defined in that certain Amended and Restated Securities Purchase Agreement of even date herewith, pursuant to which this Warrant was issued) beneficially owning more than the Maximum Percentage of the Outstanding Shares of Common Stock.).

5. Termination. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate five (5) years from the date of issuance of this Warrant (the “Expiration Date”).
6. Notices of Certain Transactions. In case:
(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or
(b) of any reclassification of the capital stock of the Company, or
(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company ((a), (b) and (c) of this Section 6 being referred to herein as a “Liquidation Event”), then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reclassification, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reclassification, dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice. Failure to so notify a Registered Holder shall not invalidate any such action.
7. Reservation of Stock.
(a) Notwithstanding anything herein to the contrary, the Registered Holder acknowledges and agrees that this Warrant may not be exercised if, at the time of such exercise, the Company does not have a sufficient number of authorized shares of Common Stock pursuant to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”), as in effect as of such date, to cover such issuance. Notwithstanding anything herein to the contrary, the Company shall hold a Special Meeting of Stockholders prior to December 31, 2016 (the “Meeting”), in order to seek stockholder approval (the “Approval”) to amend its Certificate of Incorporation (the “Amendment”) in order to, among other thing, to provide for a number of authorized shares of Common Stock such that, following the effectiveness of the Amendment, sufficient shares of Common Stock will be available to provide for the exercise in full of the Warrants without regard to any limitation on exercise set forth in the Warrants. Following, and subject to, the effectiveness of the Amendment, the Company will at all times reserve and keep available out of its authorized but unissued stock, solely for the issuance and delivery upon the exercise of this Warrant and other similar Warrants, and free of preemptive rights, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise in full of this Warrant and other similar Warrants without regard to any limitation on exercise set forth herein or therein. All of the shares of Common Stock issuable upon exercise of this Warrant and other similar Warrants, when issued and delivered in accordance with the terms hereof and thereof, will be duly authorized, validly issued, fully paid and non-assessable, subject to no lien or other encumbrance other than restrictions on transfer arising under applicable securities laws and restrictions imposed by Section 3 hereof.
(b) If the Company does not receive the Approval on or prior to December 31, 2016, then the Holder shall have the right at any time through January 31, 2017, at its option, to require the Company to purchase all or any portion of this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of such Warrant on December 31, 2016.

8. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.
9. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.
10. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, electronic mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery, electronic mail or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, if sent by electronic mail with confirmed receipt, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.
If to the Company:              root9B Technologies, Inc.
4521 Sharon Road #300
Charlotte, NC 28211-3627
Attn: Joseph J. Grano, Jr., Chief Executive Officer

If to the Registered Holder:
At the address provided by the Registered Holder.
11. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company, and this Warrant shall not impose on the Registered Holder any obligation to purchase any securities or impose any liability on such Registered Holder as a stockholder whether such obligation or liabilities are asserted by the Company or creditors of the Company.
12. Representations of Registered Holder. The Registered Holder hereby represents and acknowledges to the Company that:
(a) It understands that this Warrant and the Warrant Stock will be “restricted securities” as such term is used in the rules and regulations under the Act and that such securities have not been and will not be registered under the Act or any state securities law, and that such securities must be held indefinitely unless registration is effected or transfer can be made pursuant to appropriate exemptions;

(b) the Registered Holder has read, and fully understands, the terms of this Warrant set forth on its face and the attachments hereto, including the restrictions on transfer contained herein;
(c) the Registered Holder is purchasing for investment for its own account and not with a view to or for sale in connection with any distribution of this Warrant and the Warrant Stock and it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent the Registered Holder from transferring such securities in compliance with the terms of this Warrant and the applicable federal and state securities laws; and
(d) the Company may affix the following legend (in addition to any other legend(s), if any, required by applicable state corporate and/or securities laws) to certificates for shares issued upon exercise of this Warrant:
“These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act.”
13. No Fractional Shares. No fractional shares will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one such share on the date of exercise, as determined in good faith by the Company’s Board of Directors.
14. Securities Law Reporting Requirements. The Company covenants and agrees that it will comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act and will comply with all other public information reporting requirements of the Securities and Exchange Commission (including Rule 144 promulgated under the Securities Act) from time to time in effect and applicable to the Company and relating to the availability of an exemption from the Securities Act for the sale of restricted securities.
15. Amendment or Waiver. Any term of this Warrant may be amended or waived upon written consent of the Company and the Registered Holder. No consideration shall be offered or paid to the Registered Holder or to the initial holder or registered assigns of any warrant to purchase Common Stock (other than this Warrant) issued by the Company pursuant to the Purchase Agreement (the "Other Warrants") to amend or consent to a waiver or modification of any provision of this Warrant and/or the Other Warrants unless the same consideration is also offered to the Registered Holder and all initial holders or registered assigns of the Other Warrants.
16. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
17. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement shall be commenced exclusively in courts of the State of Delaware (the “Delaware Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such Delaware Court, or that such proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered by its authorized officer as of the date first above written.
ROOT9B TECHNOLOGIES, INC. , a Delaware corporation
Signed:
By:
Title:

Company Address:              root9B Technologies, Inc.
4521 Sharon Road #300
Charlotte, NC 28211-3627
Attn: Joseph J. Grano, Jr., Chief Executive Officer

[SIGNATURE PAGE TO ROOT9B TECHNOLOGIES COMMON STOCK WARRANT]

EXHIBIT A
PURCHASE/EXERCISE FORM
To:            ROOT9B TECHNOLOGIES, INC.                                                                                                                                                                                                                                                                                        Dated:_________________
The undersigned holder, pursuant to the provisions set forth in the attached Warrant No. ___, hereby exercises the right to purchase _________________ shares of Common Stock covered by such Warrant. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.
1.           Form of Exercise Price. The undersigned holder intends that payment of the Exercise Price shall be made as:
____________ a “Cash Exercise” with respect to _________________ shares of Warrant Stock; and
2.           Payment of Exercise Price. The Registered Holder shall pay the aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.
The undersigned acknowledges that it has reviewed the representations and warranties contained in Section 13 of the Warrant and by its signature below hereby makes such representations and warranties to the Company.
Signature:
Name (print):
Title (if applic.)
Company (if applic.):

EXHIBIT B
ASSIGNMENT FORM
FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant No. ___ with respect to the number of shares of Common Stock covered thereby set forth below, to:
Name of Assignee	Address/Fax Number	No. of Shares

Dated:	Signature: